Exhibit 10.30

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[*****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

AMENDMENT NO. 1

TO THE AMENDED AND RESTATED

MODTM 5 COMPUTERIZED PROCESS CONTROL SOFTWARE AGREEMENT

LICENSES AND SERVICES

This Amendment No. 1 (this “Amendment”) to the Amended and Restated MODTM 5 Computerized Process Control Software Agreement is entered into effective June 1, 2013 (the “Amendment Effective Date”) by and between Rofan Services Inc. (“Licensor”) and Styron LLC (“Licensee”).

WHEREAS, Licensor and Licensee (collectively with their permitted assigns, the “Parties” and each, a “Party”) have entered into an Amended and Restated MODTM 5 Computerized Process Control Software Agreement, dated as of June 17, 2010 (the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement as further described herein.

NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, and of other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	APPLICABILITY OF PROVISIONS OF THE AGREEMENT

This Amendment is subject to, and shall be governed by, all of the provisions of the Agreement, as amended, except to the extent such provisions are expressly modified by this Amendment. Unless otherwise specified, references in this Amendment to Articles, Sections, Schedules and Exhibits refer to the Articles, Sections, Schedules and Exhibits of the Agreement. Capitalized words and phrases used, but not defined in this Amendment, shall have the same meanings as defined in the Agreement or the Second Amended and Restated Master Outsourcing Service Agreement (“SAR MOSA”), as applicable.

2.	AMENDED PROVISIONS

Effective as of 12:00:01 a.m., U.S. Eastern Time on the Amendment Effective Date, the following provisions of the Agreement are amended as set forth below:

2.1	Section 4.2 of the Agreement is hereby deleted in its entirety and replaced with the following language:

The term of this Agreement shall commence on the Effective Date hereof and, subject to the provisions herein shall continue until December 31, 2020, unless terminated earlier in accordance with Article 15. Licensor will use reasonable efforts to continue to provide support to Licensee for PRODUCERTM so long as it

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is able to support its own plants; however, notwithstanding the foregoing, Licensor may terminate the license and support for PRODUCERTM by providing [****] ([****]) months written notice to Licensee. In the event that Licensor terminates the license and support for PRODUCERTM, Licensor shall provide to Licensee, to the extent Licensor is able to: (i) a list of Licensor’s preferred vendors of any applications to replace PRODUCERTM, (ii) all documentation associated with PRODUCERTM that is used by Licensor to support PRODUCERTM for Licensee; (iii) an assignment of all necessary licenses of PRODUCERTM so that Licensee may continue to use and support PRODUCERTM. Licensee shall bear costs and expenses associated with providing the foregoing items (i) through (iii).

2.2	Section 5.2 of the Agreement is hereby deleted in its entirety and replaced with the following language:

All Annual License Charges shall be payable by Licensee to Licensor during the term of this Agreement in the amounts specified on the attached Schedule 1. All Annual License Charges shall be due on the first day of each Contract Year hereunder and shall be paid within [****] ([****]) days of the due date. If all of the Conditions defined in Section 5.3 are met during any Contract Year during the Term, then Licensee shall be entitled to a discount for the Annual License Charges due for the subsequent Contract Year. All Annual License Charges shall apply to all MODTM 5 Systems until such time that the relevant MODTM 5 equipment is returned to Licensor in accordance with the MODTM 5 Recovery and Redeployment Program.

2.3	Section 5.3 of the Agreement is hereby deleted in its entirety and replaced with the following language:

Licensee shall be entitled to a discount in the Annual License Charges, if Licensee shall meet the following conditions for the term of the Agreement (together, the “Conditions”):

(a) by [****] of every Calendar Year, Licensee has submitted to Licensor a written document describing Licensee’s plan (updated from year to year) to migrate its MOD 5 Systems to a different process control system (“Migration Plan”), wherein such Migration Plan includes at least the following information:

•	Vendor selection;

•	Key milestones (including timing) for the migration;

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•	The estimated date(s) on which MOD 5 System equipment will be returned to Licensor in accordance with the MOD 5 Recovery and Redeployment Program[1], and;

•	Any other such information associated with the Migration Plan that Licensor may reasonably request.

(b) Based on the number of MOD 5 CANS existing as of the Effective Date, but not including any divested MOD 5 Systems unless such MOD 5 Systems have been migrated to other process control systems by Licensee:

(i) by [****], Licensee has migrated at least [****]% (±[****]%) of its MOD 5 Systems to other process control systems;

(ii) by [****], Licensee has migrated at least [****]% (±[****]%) of its MOD 5 Systems to other process control systems;

(iii) by [****], Licensee has migrated at least [****]% (±[****]%) of its MOD 5 Systems to other process control systems;

(iv) by [****], Licensee has migrated at least [****]% (±[****]%) of its MOD 5 Systems to other process control systems; and

(c) the Second Amended and Restated Master Outsourcing Service Agreement (“SAR MOSA”) between Licensee and The Dow Chemical Company dated June 1, 2013 has not been terminated (unless Styron has terminated the SAR MOSA for cause).

The discount in Annual License Charges shall be [****]%, calculated as set forth in Schedule 1. If Licensee fails to meet any of the Conditions listed in this Section 5.3 during any year, then the discount shall not apply for the subsequent year. If Licensee divests a Facility, the discount in Annual License Charges is non-transferable and shall not apply to the party acquiring the divested Facility.

2.4	Section 6.2 of the Agreement is hereby amended by inserting a new clause at the end of the sentence as follows:

“, which pre-approval shall not be unreasonably withheld”.

[1]	Licensee shall provide reasonable notice to Licensor of any delays or significant risks to this date.

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2.5	Appendix B, Section 2 of the Agreement is hereby amended as follows:

(a) By deleting in its entirety the first sentence and replacing it with the following sentence:

“Services will not be performed on any computerized process control systems other than the MOD 5 Systems; for the sake of clarity, the services will include reinstallation and troubleshooting assistance for the CIMIO style of real-time interface routine.”

(b) And by inserting after the third sentence the following:

“Services are contingent upon the following Technical Service Orders (“TSO”) remaining in effect for the term of this Agreement: i) TS017: MODS Level 1 Support Services, ii) TS0112: VMS Operating System Support Services, and iii) TS0119: Shared VAX & ALPHA Hardware Support Services, as provided for under the Technical Service Agreement between Licensee and The Dow Chemical Company, dated June 17, 2010.” For the sake of clarity, these TSOs and their respective fees are reviewed annually as part of the normal TSO review process, including adjustments in fees.

2.6	Appendix B, Section 3.1(i) of the Agreement is hereby amended by inserting at the end of the paragraph the sentence as follows:

“Service Charges and fees for the Technical Services Orders listed in Appendix B, Section 2 of this Agreement for 2014 through the end of the Term of the Agreement will be based on Service Charges and Technical Services Orders fees from the then current Contract Year and will be adjusted for the subsequent Contract Year, year over year, for changes in Licensor’s budgeted costs and Licensee’s pro rata share, as determined at the end of the previous calendar year, of total users of MOD 5 Systems, plus Licensee’s pro rata portion of any last-time hardware purchases deemed by Licensor to be required due to product obsolescence.

Upon Licensee’s request prior to [****] of any year, Licensor will, no later than [****] of that year, provide Licensee with a non-binding estimate of Service Charges for the upcoming year using information available to Licensor at the time. Upon conclusion of Licensor’s annual financial planning processes, but no later than D[****] of each year, Licensor will provide Licensee with the actual Service Charges for the upcoming calendar year, which will include, as applicable, the non-binding amount related to last-time hardware purchases, as known by Licensor at the time.”

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3.	OTHER PROVISIONS OF THE AGREEMENT UNCHANGED

Except as specifically amended by this Amendment, all other provisions of the Agreement shall remain in full force and effect and shall not be altered by this Amendment.

4.	ENTIRE AGREEMENT

This Amendment may be signed in multiple counterparts, each of which shall be an original but all of which will constitute one and the same Amendment. Signatures to this Amendment sent by facsimile shall be deemed for all purposes to be the same as original signatures. This Amendment may only be modified or amended by an express written agreement signed by an authorized representative of each Party.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized representatives as of the Amendment Effective Date.

ROFAN SERVICES INC.

By:	/s/ David Dupre
Name:	David Dupre
Title:	Vice President

STYRON LLC

By:	/s/ Christopher D. Pappas
Name:	Christopher D. Pappas
Title:	Chief Executive Officer and President

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SCHEDULE 1

MODTM 5 SOFTWARE LICENSE SHARES AND SERVICE CHARGES

2010-2020 LICENSE CHARGES*

Year	Annual License Charges
2010	[****]
2011	[****]
2012	[****]
2013	[****]
2014	[****]
2015	[****]
2016	[****]
2017	[****]
2018	[****]
2019	[****]
2020	[****]

*	[****]

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2010-2020 ANNUAL SERVICE CHARGES**

Year	Annual Service Charges
2010	[****]
2011	[****]
2012	[****]
2013	[****]
2014***	[****]
2015***	[****]
2016***	[****]
2017***	[****]
2018***	[****]
2019***	[****]
2020***	[****]

**	[****]
***	[****]

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